UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report (Date of Earliest Event Reported): June 9, 2017

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
19 Firstfield Road, Suite 200 Gaithersburg, Maryland		20878
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐.

Item 8.01 Other Events.

The Board of Directors of Altimmune, Inc. (the “Company”) has set July 31, 2017 as the record date for those stockholders who are entitled to notice of, and to vote at, the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”), which the Company anticipates will occur on September 7, 2017. Additional information about the 2017 Annual Meeting will be included in the Company’s proxy materials. Because the anticipated date of the 2017 Annual Meeting has been changed to a date that is more than 30 days later than the one-year anniversary date of the Company’s 2016 Annual Meeting of Stockholders, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Company’s Amended and Restated Bylaws (the “Bylaws”), the deadlines applicable to stockholder proposals have changed.

Stockholders who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2017 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposal is received by the Company not later than the close of business on June 20, 2017, which the Company has determined to be a reasonable time before it expects to begin delivering proxy materials. Any such proposal should be delivered to the Company at 19 Firstfield Road, Suite 200 Gaithersburg, Maryland, Attention: Corporate Secretary and must comply with the rules and regulations of the Securities and Exchange Commission under Rule 14a-8 in order to be eligible for inclusion in the proxy materials for the 2017 Annual Meeting.

In accordance with the Company’s Bylaws, for director nominations or other stockholder proposals (other than proposals pursuant to Rule 14a-8 under the Exchange Act) to be brought before the 2017 Annual Meeting, written notice must be received by the Company not later than June 20, 2017 by delivering such nominations or proposals in writing to the Company at 19 Firstfield Road, Suite 200 Gaithersburg, Maryland, Attention: Corporate Secretary. Such notices must comply with the requirements of the Company’s Bylaws and applicable law, and no director nomination or stockholder proposal may be presented at the 2017 Annual Meeting otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2017

By:	/s/ William Enright
William Enright
President and Chief Executive Officer